                                                                   EXHIBIT 10.12

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH A "[*]" IN PLACE OF THE REDACTED LANGUAGE.

                           REMOTE PROCESSING AGREEMENT

                                     BETWEEN

                         SUNGARD FINANCIAL SYSTEMS, INC.

                             A DELAWARE CORPORATION

                                   ("SUNGARD")




                                       AND


                         PENSON FINANCIAL SERVICES, INC.

                          A NORTH CAROLINA CORPORATION

                                  ("CUSTOMER")




                                      DATED


                                  7-10              , 1995
                      ------------------------------
                               ("EFFECTIVE DATE")



By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Agreement and all Schedules and Addenda to this Agreement.

SUNGARD FINANCIAL SYSTEMS, INC.                 PENSON FINANCIAL SERVICES, INC.

By: /s/ David H. Taylor                         By:  /s/ Daniel P. Son
   ------------------------------------            -----------------------------
Print Name: DAVID H. TAYLOR                     Print Name: Daniel P. Son
           ----------------------------                    ---------------------
Print Title:   PRESIDENT                        Print Title:   President
              -------------------------                       ------------------
Dated Signed:   7-13-95                         Dated Signed:   7-10-95
               ------------------------                        -----------------

1.   SERVICES

     1.1 PROVISION OF SERVICES. SunGard shall provide to Customer, and Customer shall accept, the on-line processing, report services and related services described on Schedule A to this Agreement ("System Services") available through use of SunGard's proprietary applications software system identified on Schedule A to this Agreement ("System") and the related documentation listed on Schedule A ("Documentation"), as the System Services, System and Documentation may be modified, revised and updated in accordance with this Agreement.

     1.2 ON-LINE PROCESSING SERVICES. SunGard shall provide to Customer the on-line processing services described on Schedule A. The System will be available to Customer twenty-four hours a day except during System maintenance. Customer will have on-line access to the System during every day that any of the United States securities markets are open ("Business Day"). On each Business Day, SunGard will perform a daily batch cycle which will begin at 8:00 p.m. Eastern Time and takes approximately twelve (12) hours for normal data processing, unless additional processing is required by Customer ("Batch Cycle"). During the Batch Cycle access by Customer to the System is limited to the inquiry functions and order entry of trades for next Business Day processing. If Customer requests a delay in the commencement of the Batch Cycle or if any clearing entities are not available to be accessed by the System, Batch Processing may be delayed and the System may not be available for next Business Day processing for approximately twelve (12) hours after the commencement of the Batch Cycle. The Designated Location will be staffed at SunGard's usual levels twenty-four (24) hours a day seven (7) days a week.

     1.3 REPORT SERVICES. SunGard shall provide to Customer the report services described on Schedule A, subject to any advance notification procedures stated on Schedule A. SunGard shall transmit all reports to Customer in the manner described in the Documentation.

     1.4 CUSTOMER DATA. Customer shall supply to SunGard all of the data to be processed under this Agreement as described on Schedule A and in the Documentation. Customer shall transmit the data to SunGard by communications link or in another manner described on Schedule A. Customer shall use its best efforts to insure that any information or data which it introduces into the System is accurate and complete. Customer shall maintain copies of all source data and current backup copies of all data supplied to SunGard, and SunGard shall have no liability for any loss or damage caused by Customer's failure to maintain copies.

     1.5 LIMITED USE. Customer may use the System Services and Documentation only in the ordinary course of its business operations and for its own business purposes, including the processing of trades of Customer's correspondent brokers in its ordinary course of business. Customer shall use the System Services only in accordance with the Documentation. Customer may use only the copies of the Documentation that are provided by SunGard, except that Customer may copy the

          Documentation to the extent reasonably necessary for routine backup and disaster recovery purposes.

2.   INITIAL IMPLEMENTATION SUPPORT AND TRAINING

     2.1 INITIAL IMPLEMENTATION. SunGard shall provide and Customer shall accept the Initial Implementation Support described on Schedule C. This shall include delivery to Customer of the Initial Copies of the Documentation stated on Schedule C and assistance with any other implementation or related activities described on Schedule C. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional implementation support services reasonably requested by Customer. After delivery, Customer shall bear all risk of loss or damage to all copies of the Documentation delivered by SunGard to Customer. SunGard shall provide to Customer replacement or additional copies of the Documentation reasonably requested by Customer.

     2.2 TRAINING. SunGard shall provide and Customer shall accept the Minimum Training described on Schedule C. This shall include basic training in the use of the System Services for a reasonable number of Customer's employees. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional training services reasonably requested by Customer. SunGard shall provide training at Customer's location(s) whenever SunGard and Customer agree on-site training is appropriate.

3.   SUNGARD'S OTHER OBLIGATIONS

     3.1 ONGOING SUPPORT SERVICES. SunGard shall provide the following ongoing support services to Customer:

          (a) TELEPHONE SUPPORT. SunGard shall provide to Customer, during SunGard's normal business hours, Monday through Friday from 7:30 a.m. Eastern Time to 7:30 p.m. Eastern Time (except that Customer and SunGard may agree in advance to provide support services on U.S. holidays), telephone consultative support through SunGard's Customer Support Department regarding Customer's proper and authorized use of the Software. During normal business hours, SunGard shall provide access to at least one of the following people: (i) the primary support person for customer account, (ii) the project manager for customer's account or (iii) a senior manager of SunGard. In addition, telephone consultive support will be provided through the SunGard hotline twenty-four (24) hours a day seven (7) days a week.

          (b) ERROR CORRECTIONS. SunGard shall use commercially reasonable efforts to correct failures of the Software to perform in accordance with the Documentation ("Errors") as follows:

               1. CLASSIFICATION OF ERRORS. An Error shall be classified in accordance with the following terms:

                    CLASS 1 ERROR. A "Class 1 Error" is any Error that renders continued use of the Software either impossible or seriously impractical and either interrupts production by Customer or makes continued production substantially costly to Customer.

                    CLASS 2 ERROR. A "Class 2 Error' is any Error that is not a Class 1 Error.

               2. NOTIFICATION OF ERRORS. SunGard shall provide to Customer a list of persons (in increasing positions of authority) and telephone numbers ("Calling List") for Customer to contact in order to report an error. When reporting any Error, Customer shall provide the classification of the Error and reasonably detailed documentation and explanation, together with underlying data, to substantiate the Error and to assist SunGard in its efforts to diagnose and correct the Error. Customer will immediately report any Class 1 Error. If SunGard detects a Class 1 Error, then SunGard will immediately contact Customer.

               3. RESPONSE TIME. SunGard shall use commercially reasonable efforts to respond to Customer's initial Error reports with off-site telephone consultation, assistance and advice within fifteen (15) minutes for Class 1 Errors and within one (1) hour for Class 2 Errors, but in any event, SunGard shall respond within four working hours. If SunGard fails to so respond, or if the designated person from the Calling List is not available when Customer makes contact with SunGard to report an Error, then Customer shall attempt to contact the next more responsible person of the Calling List until contact is made and a designated person responds to the call.

                    CLASS 1 ERRORS. For any Class 1 Error, SunGard shall take all reasonably necessary steps to supply a reasonable work-around or correction to Customer as soon as possible. This will include assigning qualified, dedicated staff to work on the Error 24 hours per day, 7 days per week, at either the SunGard site or Designated Location as necessary. Upon detecting or being notified of a Class 1 Error, SunGard shall immediately assemble the appropriate personnel to analyze the problem, identify potential solutions and determine the best plan of action. Customer shall participate in this process when necessary and provide SunGard with additional documentation and examples, if possible, to assist in resolving the Error. SunGard personnel shall be dedicated to resolving the Error until an acceptable work-around or correction is supplied or until Customer determines in its reasonable judgment after consultation with SunGard that a work around or correction cannot be produced. A SunGard representative shall keep Customer informed of the status.

                    CLASS 2 ERRORS. For any Class 2 Error, SunGard shall work with Customer to document the Error through mutually established standards. Class 2 Errors shall be resolved according to mutually agreed priorities. SunGard personnel shall be dedicated to resolving Class 2 Errors through SunGard's normal software support procedures.

     3.2 MODIFICATIONS. SunGard shall provide to Customer, and Customer shall accept, the following modifications to System Services:

          (a) SunGard shall provide modifications, revisions and updates to the System Services which SunGard, in its sole discretion, incorporates into the System Services without additional charge.

          (b) SunGard shall use commercially reasonable efforts to develop and implement changes to the System so that the System Services will continue to comply with applicable rules and regulations of regulatory authorities as they may change from time to time.

          (c) At SunGard's option and subject to the availability of SunGard personnel, SunGard shall evaluate and, if feasible and appropriate, produce and implement Customer requests for modifications in the System Services or the System. In SunGard's sole discretion, it may implement requested modifications at no charge in accordance with Section 3.1 (a) or offer them at an additional charge in accordance with Section 3.4.

          (d) SunGard shall deliver updates to the Documentation whenever SunGard determines, in its sole discretion, that such updates are necessary.

          (e) Customer shall accept modifications, revisions and updates in the System Services, System and Documentation, including changes in programming languages, rules of operation and screen or report format, as and when they are implemented by SunGard and provided the modifications, revisions or updates do not have a material adverse effect on the System Services. Customer acknowledges that modifications, revisions and updates in the System Services and the System permitted by this Agreement may result in changes in the form, timing or other features of on-line services, reports and other System Services provided under this Agreement.

     3.3 ENHANCEMENTS. SunGard shall offer to Customer the opportunity to purchase services available through use of refinements, improvements and enhancements to the System which SunGard, in its sole discretion, does not incorporate into the System without additional charge.

     3.4 CONSULTING AND OTHER SERVICES. At Customer's reasonable request and subject to the availability of SunGard's personnel, SunGard shall provide to Customer conversion assistance, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, assistance in the use of the System Services security mechanisms and other specialized support services with respect to the System Services. These services shall be provided by SunGard at Customer location(s) if SunGard and Customer agree that on-site services are appropriate.

     3.5 BACKUP COPIES AND DISASTER RECOVERY. SunGard will make a backup copy, in digital form, of Customer's data files then in SunGard' possession
          (i) at the end of each business day and stored at an off-site location for a period of five (5) business days and (ii) at the end of each month and saved at an off-site location for a period of the twelve
          (12) months, provided that the monthly data files for the first four
          (4) months of any tax year will be saved until the fifth month of the following tax year. SunGard will maintain an agreement for backup processing services with an affiliated company consisting of the right to use an installed, fully operational computer system and networking capability subject to the availability of computer and other hardware. The backup processing will be performed by SunGard using backup copies which will be sent to the backup facility. Customer will be charged for any recovery services associated with any computer hardware or communications equipment required for Customer or its correspondent brokers to access the System that is not located at the Designated Location. In the case of an emergency requiring backup processing, SunGard will promptly contact the person or persons designated in writing by Customer to be notified in such circumstance.

     3.6 SPECIAL PROCESSING. Upon the request of Customer and subject to the limitations of the applications and hardware, SunGard will use commercially reasonable efforts to provide special processing services such as additional, customized reports or other enhancements that are not included the processing services provided under this Agreement. Such special processing services will be provided for an additional charge agreed upon by Customer and SunGard in writing.

4.   CUSTOMER'S OTHER OBLIGATIONS

     4.1 ACCESS TO FACILITIES AND EMPLOYEES. Customer shall provide to SunGard access to the Customer's facilities, equipment and employees, and shall otherwise cooperate with SunGard, as reasonably necessary for SunGard to perform its implementation, training, support and other obligations under this Agreement.

     4.2 PROCUREMENT OF HARDWARE AND OTHER ITEMS. Customer shall be responsible, at its expense, for procuring and maintaining the communications equipment and lines, computer equipment, software and all other out of pocket expenses, which comprise the Specified Configuration described on Schedule A, and for updating the Specified Configuration in accordance with SunGard's published updates to Schedule A.

     4.3 NOTICES AND CERTIFICATIONS. Customer shall give written notice to SunGard (in accordance with Section 9.1) whenever Customer intends to increase the transaction volume, in any material respect, to be processed on the System. Customer shall promptly complete and return to SunGard periodic certifications which SunGard, in its sole discretion, may from time to time send to Customer, certifying that Customer has complied and is then in compliance with the provisions of
          Section 7.

     4.4 CERTAIN LEGAL REQUIREMENTS. Customer shall be responsible, at its expense, for complying with all laws and regulations of any jurisdiction applicable to use of System Services, including laws and regulations pertaining to (a) remote use of software and related property, (b) communication or transmission of data into or out of a jurisdiction or (c) registration of this Agreement. Customer shall indemnify and hold harmless SunGard (and its affiliates, and the respective directors, officers, employees and agents of SunGard and its affiliates) from and against all actions, claims, damages or liabilities (including reasonable attorneys' fees) arising out of any violation by Customer of any such laws or regulations.

5.   PAYMENTS

     5.1 INITIAL IMPLEMENTATION SUPPORT AND MINIMUM TRAINING. Customer shall pay to SunGard the fees for Initial Implementation Support and Minimum Training in the amounts stated on Schedule C, in accordance with the payment terms stated on Schedule C.

     5.2 MONTHLY FEES. On a monthly basis, beginning on the first day of processing live trades on the System ("Effective Date") and continuing until termination of this Agreement. Customer shall pay to SunGard the fees described on Schedule C. Customer shall pay minimum monthly fees for certain services as stated on Schedule C.

     5.3 SPECIAL SERVICE FEES. Customer shall pay to SunGard the service fees stated on Schedule C for conversion, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, and other specialized support services under Sections 3.4. In each case where service fees are not specified on Schedule C, then the fees for such services shall be based upon SunGard's standard professional fee rates. SunGard's standard professional fee rates in effect on the date of this Agreement are stated on Schedule C and are subject to increase in the ordinary course of business.

     5.4 EXPENSE REIMBURSEMENTS. Customer shall be responsible for all out-of-pocket expenses expenses incurred by SunGard. Whenever any services are provided by SunGard at a Customer location or any other location requested by Customer other than one of SunGard's locations, Customer shall reimburse SunGard for its reasonable travel, lodging, meal and related expenses incurred by SunGard personnel in providing such services.

     5.5 OTHER FEES. If Customer requires replacement or additional copies of the Documentation, then Customer shall pay to SunGard the corresponding fees stated on Schedule C.

     5.6 TAXES. The fees and other amounts payable by Customer to SunGard under this Agreement do not include any taxes of any jurisdiction that may be assessed or imposed upon the services provided under this Agreement or the copies of the Documentation provided to Customer, including sales, use, excise, value added, personal property, export, import and withholding taxes, excluding only taxes based upon SunGard's net income. Customer shall directly pay any such taxes assessed against it, and Customer shall promptly reimburse SunGard for any such taxes payable or collectable by SunGard.

     5.7 PAYMENT TERMS. SunGard shall submit invoices to Customer on a monthly basis for monthly fees and routine expense reimbursements. SunGard shall submit invoices to Customer for any other fees or expense reimbursements as and when incurred. All invoices shall be sent to Customer's address for invoices stated on Schedule A. Customer's payments shall be due within thirty (30) days after receipt of Invoice. Interest at the rate of eighteen percent (18%) per annum (or, if lower, the maximum rate permitted by applicable law) shall accrue on any amount not paid by Customer to SunGard when due under this Agreement, and shall be payable by Customer to SunGard on demand unless subject to a good faith dispute. Except as provided in Sections
          6.1 and 6.2(c), all fees and other amounts paid by Customer under this Agreement are non-refundable, unless subject to a good faith dispute.

     5.8 FEE INCREASES. Beginning on the first day of the sixth (6th) year of processing of live trades and on an annual basis, by giving at least one hundred and twenty (120) days advance written notice to Customer (in accordance with Section 9.1), SunGard may increase the fees payable under this Agreement.

6.   WARRANTIES AND LIMITATIONS

     6.1 PERFORMANCE. SunGard shall use reasonable care in processing all work transmitted to it by Customer. SunGard shall have no liability under this Section 6.1 unless, within thirty (30) days after the applicable date of service, SunGard receives notice from Customer (in accordance with Section 9.1) describing a material processing error caused by SunGard's failure to use reasonable care, together with adequate supporting documentation and data. Upon receipt of any such notice, SunGard's only obligation under this Section 6.1 is to correct the error and redo the work affected as soon as reasonably practical at no additional charge, or, at SunGard's option, to refund or credit the charges applicable to the work affected.

     6.2 RIGHT TO PERFORM SERVICES; NO INFRINGEMENT. SunGard warrants to Customer that it has the full legal right to use the System to provide the System Services in accordance with this Agreement, and that the System Services and

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          Documentation, in the form delivered to Customer by SunGard and when properly used for the purpose and in the manner specifically authorized by this Agreement, do not infringe in any material respect upon any United States patent or copyright or any trade secret or other proprietary right of any person. SunGard shall reimburse Customer for any damages finally awarded against and paid by Customer to the extent attributable to a violation of the foregoing warranty. SunGard shall have no liability under this Section 6.2 unless Customer gives written notice to SunGard (in accordance with Section 9.1) within ten (10) days after any applicable infringement claim is initiated against Customer and allows SunGard to have sole control of the defense or settlement of the claim. If any applicable infringement claim is initiated, or in SunGard's sole opinion is likely to be initiated, against Customer or SunGard, then SunGard shall have the option, at its expense, to:

          (a) modify or replace all or the infringing part of the System Services, System or Documentation so that it is no longer infringing, provided that the System Services do not change in any material adverse respect; or

          (b) procure the right to continue using or providing the infringing part of the System Services, System or Documentation; or

          (c) remove all or the infringing part of the System Services, System or Documentation, and refund to Customer the corresponding portion of any monthly fee paid in advance, in which case this Agreement shall terminate with respect to the affected System Services.

     6.3 CARE OF DATA. SunGard shall use commercially reasonable care in handling tapes or other materials which encode or contain data belonging to Customer. SunGard's only obligation for breach of this
          Section 6.3 shall be to replace or repair the tape or material lost or damaged and to make commercially reasonable efforts to regenerate any lost data from backup copies maintained by SunGard or from source data provided by Customer.

     6.4 APPLICATION OF DATA. SunGard shall have no liability for any loss or damage resulting from any application of the results obtained from the use of any services provided under this Agreement or from any unintended or unforeseen results obtained from the use of any services provided under this Agreement.

     6.5 EXCLUSION FOR UNAUTHORIZED ACTIONS. SunGard shall have no liability under any provision of this Agreement with respect to any performance problem, claim of infringement or other matter to the extent attributable to any unauthorized or improper use or modification of the System, any unauthorized combination of the System with other software (other than software included in the Specified Configuration), or any breach of this Agreement by Customer.

     6.6 FORCE MAJEURE. SunGard shall not be liable for, nor shall SunGard be considered in breach of this Agreement due to, any failure to perform its obligations under this Agreement as a result of a cause beyond its control, including any act of God or a public enemy, act of any military, civil or regulatory authority, change in any law or regulation, fire, flood, earthquake, storm or other like event, disruption or outage of communications, power or other utility, labor problem, unavailability of supplies, or any other cause, whether similar or dissimilar to any of the foregoing, which could not have been prevented by SunGard with reasonable care. Customer acknowledges that availability of System Services is subject to normal System downtime and that SunGard is not responsible for delays or inability to access services caused by communications problems.

     6.7 DISCLAIMER AND EXCLUSIONS. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, SUNGARD MAKES NO REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESSED OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SYSTEM, THE SYSTEM SERVICES OR ANY OTHER MATTER PERTAINING TO THIS AGREEMENT. EXCEPT FOR DAMAGES REIMBURSABLE UNDER SECTION 6.2, SUNGARD'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL UNDER NO CIRCUMSTANCES EXCEED AN AMOUNT EQUAL TO FIVE HUNDRED THOUSAND DOLLARS ($500,000). UNDER NO CIRCUMSTANCES SHALL SUNGARD BE LIABLE TO CUSTOMER OR ANY OTHER PERSON FOR LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS, OR ANY INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE, WHETHER OR NOT FORESEEABLE.

     6.8 OTHER LIMITATIONS. The warranties made by SunGard in this Agreement, and the obligations of SunGard under this Agreement, run only to Customer and not to its affiliates, its customers or any other persons. Under no circumstances shall any other person be considered a third party beneficiary of this Agreement or otherwise entitled to any rights or remedies under this Agreement. Customer shall have no rights or remedies against SunGard except as specifically provided in this Agreement. No action or claim of any type relating to this Agreement may be brought or made by Customer more than one (1) year after Customer first has knowledge of the basis for the action or claim.

7.   CONFIDENTIALITY, OWNERSHIP AND RESTRICTIVE COVENANTS

     7.1 CONFIDENTIAL INFORMATION. All business information disclosed by one party to the other in connection with this Agreement shall be treated as confidential information unless it is or later becomes publicly available through no fault of the other party or it was or later is rightfully developed or obtained by the other party from independent sources free from any duty of confidentiality. Each party's confidential information shall be held in strict confidence by the other party, using the same standard of care as it uses to protect its own confidential information, and shall not be used or disclosed by the other party for any purpose except as necessary to implement or perform this Agreement, or except as required by law provided that the other party is given a reasonable opportunity to obtain a protective order. Without limiting the generality of the foregoing, such confidential information shall include Customer's data, reports generated by SunGard from Customer's data and the details of Customer's computer operations.

     7.2 SUNGARD'S PROPRIETARY ITEMS. Customer acknowledges that the System and Documentation, the object code and the source code for the System, the name of the System, the visual expressions, screen formats, report formats and other design features of the System, all ideas, methods, algorithms, formulae and concepts used in developing and/or incorporated into the System or Documentation, all future modifications, revisions, updates, releases, refinements, improvements and enhancements of the System or Documentation, all derivative works based upon any of the foregoing, and all copies of the foregoing (referred to, collectively, as "Proprietary Items") are trade secrets and proprietary property of SunGard, having great commercial value to SunGard. Customer acknowledges that the restrictions in this Agreement are reasonable and necessary to protect SunGard's legitimate business interests.

     7.3 OWNERSHIP RIGHTS. All Proprietary Items provided to Customer under this Agreement are being provided on a strictly confidential and limited use basis. Title to all Proprietary Items and all related patent, copyright, trademark, service mark, trade secret, intellectual property and other ownership rights shall remain exclusively with SunGard, even with respect to such items that were created by SunGard specifically for or on behalf of Customer. This Agreement is not an agreement of sale, and no title, patent, copyright, trademark, service mark, trade secret, intellectual property or other ownership rights to any Proprietary Items are transferred to Customer by virtue of this Agreement. All copies of Proprietary Items in Customer's possession shall remain the exclusive property of SunGard and shall be deemed to be on loan to Customer during the term of this Agreement.

     7.4 DISCLOSURE RESTRICTIONS. All Proprietary Items in Customer's possession, whether or not authorized, shall be held in strict confidence by Customer, and Customer shall take all steps reasonably necessary to preserve the confidentiality thereof. Customer shall not, directly or indirectly, communicate, publish, display, loan, give or otherwise disclose any Proprietary Item to any person, or permit any person to have access to or possession of any Proprietary Item. Customer shall limit its use of and access to Proprietary Items to only those of its employees whose responsibilities require such use or access. Customer shall advise all such employees, before they receive access to or possession of any Proprietary Items, of the confidential nature of the Proprietary Items and require them to abide by the terms of this Agreement. Customer shall be liable for any breach of this Agreement by any of its employees or any other person who obtains access to or possession of any Proprietary Item from or through Customer.

     7.5 USE RESTRICTIONS. Customer shall not do, nor shall it permit any other person to do, any of the following:

          (a) use any Proprietary Item for any purpose, at any location or in any manner not specifically authorized by this Agreement; or

          (b) make or retain any copy of any Proprietary Item except as specifically authorized by this Agreement; or

          (c) create or recreate the source code for the System, or re-engineer, reverse engineer, decompile or disassemble the System; or

          (d) modify, adapt, translate or create derivative works based upon the System or Documentation, or combine or merge any part of the System or Documentation with or into any other software or documentation; or

          (e) refer to or otherwise use any Proprietary Item as part of any effort to develop a program having any functional attributes, visual expressions or other features similar to those of the System or to compete with SunGard; or

          (f) remove, erase or tamper with any copyright or other proprietary notice printed or stamped on, affixed to, or encoded or recorded in any Proprietary Item, or fail to preserve all copyright and other proprietary notices in any copy of any Proprietary Item made by Customer; or

          (g) sell, market, license, sublicense, distribute or otherwise grant to any person, including any outsourcer, vendor, consultant or partner, any right to use any Proprietary Item, whether on Customer's behalf or otherwise; or

          (h) use the System to conduct any type of service bureau or timesharing operation or to provide remote processing, network processing, network communications or similar services to any person, whether on a fee basis or otherwise; or

          (i)  attempt to do any of the foregoing.

     7.6 NOTICE AND REMEDY OF BREACHES. Customer shall promptly give written notice to SunGard (in accordance with Section 9.1) of any actual or suspected breach by Customer of any of the provisions of this Section 7, whether or not intentional, and Customer shall, at its expense, take all steps reasonably requested by SunGard to prevent or remedy the breach.

     7.7 AUDIT. SunGard may, at its expense and by giving reasonable advance written notice to Customer (in accordance with Section 9.1), enter Customer locations during normal business hours and audit the number of copies of the Documentation in Customer's possession and information pertaining to Customer's compliance with the provisions of this Section 7. 1f SunGard discovers that Customer is not in compliance with the provisions of this Section 7 in any material respect, then Customer shall reimburse SunGard for the expenses incurred by SunGard in conducting the audit.

     7.8 ENFORCEMENT. Customer acknowledges that any breach of any of the provisions of this Section 7 shall result in irreparable injury to SunGard for which money damages could not adequately compensate. If there is a breach, then SunGard shall be entitled, in addition to all other rights and remedies which SunGard may have at law or in equity, to have a decree of specific performance or an injunction issued by any competent court, requiring the breach to be cured or enjoining all persons involved from continuing the breach. The existence of any claim or cause of action which Customer or any other person may have against SunGard shall not constitute a defense or bar to the enforcement of any of the provisions of this Section 7.

     7.9 DOCUMENTATION FOR CORRESPONDENTS. Notwithstanding the disclosure and use restrictions set forth herein, Customer may copy and provide to its correspondent brokers those portions of the Documentation pertaining to the proper use of the System by Customer's correspondent brokers (e.g, portions pertaining to trade input, data inquiries or report generation), provided that (a) no Documentation shall be provided to any correspondent broker of Customer unless and until such correspondent broker signs a fully disclosed clearing agreement or similar contract with Customer which requires the correspondent broker to preserve the confidentiality of such Documentation, (b) any such Documentation provided to any correspondent broker of Customer shall be accompanied by a cover page identifying it as proprietary property of SunGard Financial Systems Inc., and stating that it is subject to Customer's contractual obligations to preserve the confidentiality thereof, and (c) no modifications shall be made to the Documentation provided to any correspondent broker of Customer without SunGard's express prior written consent.

8.   TERMINATION

     8.1 INITIAL TERM; RENEWAL. The term of this Agreement begins on the Effective Date stated on the first page of this Agreement and shall continue for five (5) years, and thereafter for successive one-year renewal terms unless and until terminated in accordance with this
          Section 8 or any other section of this Agreement. SunGard or Customer may terminate this Agreement at the end of the Initial Term or at the end of any one-year renewal term by giving at least ninety (90) days advance written notice of termination (in accordance with Section 9.1) to the other.

     8.2  TERMINATION BY CUSTOMER.

          (a) Customer may terminate this Agreement immediately upon notice to SunGard (in accordance with Section 9.1) if SunGard improperly denies Customer access to the System Services and Customer's files maintained in the System for more than one (1) business day, or if SunGard fails to provide to Customer any daily reports described on Schedule A for more than two (2) consecutive business days, in either case unless due to a hardware or software malfunction or defect, in which case SunGard shall be allowed a reasonable period of time to correct the malfunction or defect.

          (b) After the first two years of the Agreement, the Company may terminate the Agreement upon at least six months notice if the Company permanently discontinues its correspondent clearing business and in no way provides correspondent clearing services.

     8.3 TERMINATION BY SUNGARD. SunGard may immediately terminate this Agreement, by giving written notice of termination to Customer (in accordance with Section 9.1), upon the occurrence of any of the following events:

          (a) Customer fails to pay to SunGard, within ten (10) days after SunGard makes written demand therefor, any past-due amount payable under this Agreement including interest thereon) that is not the subject of a good faith dispute as to which Customer has given written notice to SunGard (in accordance with Section 9.1) explaining its position in reasonable detail.

          (b) Customer breaches, in any material respect, any of the provisions of Section 7 or Section 9.3.

          (c) Customer breaches any of its other obligations under this Agreement and does not cure the breach within thirty (30) days after SunGard gives written notice to Customer (in accordance with Section 9.1) describing the breach in reasonable detail.

          (d) Bankruptcy, insolvency, dissolution or liquidation proceedings of any nature are instituted by or against Customer or Customer discontinues all or a significant part of its business operations.

     8.4 SUSPENSION OF SERVICES. On the occurrence of any event which would permit SunGard to terminate this Agreement under Section 8.3, in addition to all other rights and remedies which SunGard may have at law or in equity, SunGard may, without terminating this Agreement, and in its sole discretion and without further notice to Customer, suspend performance of any or all of its services under this Agreement and/or activate internal controls in the System that are designed to deny Customer access to the System Services and files, until and unless SunGard determines, in its sole discretion and upon whatever conditions SunGard chooses to impose on Customer, to resume performance of some or all of the suspended services or allow Customer access to the System Services and files.

     8.5 EFFECT OF TERMINATION. Upon a termination of this Agreement, whether under this Section 8 or otherwise, Customer shall immediately cease all use of the System Services, Documentation and other Proprietary Items, Customer shall promptly return to SunGard all copies of the Documentation and any other Proprietary Items then in Customer's possession. Customer shall remain liable for all payments due to SunGard with respect to the period ending on the date of termination. Within thirty (30) days after termination of this Agreement, Customer shall give notice to SunGard (in accordance with Section 9.1) containing reasonable instructions regarding the disposition of tapes, data, files and other property belonging to Customer and then in SunGard's possession. SunGard shall comply with that notice, except that SunGard may retain all such property until SunGard receives all payments due to SunGard under this Agreement. Upon request contained in such notice, SunGard shall convert Customer's data to machine readable form to the extent practicable and at Customer's expense. If Customer fails to give that notice within thirty (30) days after termination of this Agreement, then SunGard may dispose of such property as it sees fit. The provisions of Sections 5, 6 and 7 shall survive any termination of this Agreement, whether under this Section 8 or otherwise.

9.   OTHER PROVISIONS

     9.1 NOTICE. All notices, consents and other communications under or regarding this Agreement shall be in writing and shall be deemed to have been received on the earlier of the date of actual receipt, the third business day after being mailed by first class certified air mail, or the first business day after being sent by a reputable overnight delivery service. Any notice may be given by facsimile, provided that signed written original is sent by one of the foregoing methods within twenty-four (24) hours thereafter. Customer's address for notices is stated on Schedule A. SunGard's address for notices is 504 Totten Pond Road, Waltham, Massachusetts 02154 Attention: Contract Administration. Either party may change its address for notices by giving written notice of the new address to the other party in accordance with this Section 9.1.

     9.2 Defined Terms. As used in this Agreement, the following terms have the following meanings:

          (a) "affiliate" means, with respect to a specified person, any person which directly or indirectly controls, is controlled by, or is under common control with the specified person as of the date of this Agreement, for as long as such relationship remains in effect.

          (b) "copy' means any paper, disk, tape, film, memory device, or other material or object on or in which any words, object code, source code or other symbols are written, recorded or encoded, whether permanent or transitory.

          (c)  "including" means including but not limited to.

          (d) "person" means any individual, sole proprietorship, joint venture, partnership, corporation, company, firm, bank, association, cooperative, trust, estate, government, governmental agency, regulatory authority, or other entity of any nature.

     9.3 PARTIES IN INTEREST. This Agreement shall bind, benefit and be enforceable by and against SunGard and Customer and, to the extent permitted hereby, their respective successors and assigns. Customer shall not assign this Agreement or any of its rights hereunder, nor delegate any of its obligations hereunder, without SunGard's prior written consent. SunGard's consent shall not be unreasonably withheld in the case of an assignment to a purchaser of or a successor to substantially all of Customer's business, or to an affiliate of Customer, provided that SunGard receives prior notice (in accordance with Section 9.1) of the assignment together with the successor's written undertaking to assume all of Customer's obligations under this Agreement. Any change in control of Customer, and any assignment by merger or otherwise by operation of law, shall constitute an assignment of this Agreement by Customer for purposes of this Section 9.3.

     9.4 RELATIONSHIP. The relationship between the parties created by this Agreement is that of independent contractors and not partners, joint venturers or agents.

     9.5 ENTIRE UNDERSTANDING. This Agreement, which includes and incorporates the Schedules referred to herein, states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, marketing materials, negotiations and other written or oral communications between the parties with respect to the subject matter of this Agreement. Any written, printed or other materials which SunGard provides to Customer that are not included in the Documentation are provided on an "as is" basis, without warranty, and solely as an accommodation to Customer.

     9.6 MODIFICATION AND WAIVER. No modification of this Agreement, and no waiver of any breach of this Agreement, shall be effective unless in writing and signed by an authorized representative of the party against whom enforcement is sought. No waiver of any breach of this Agreement, and no course of dealing between the parties, shall be construed as a waiver of any subsequent breach of this Agreement.

     9.7 SEVERABILITY. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the other provisions of this Agreement.

     9.8 HEADINGS. Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

     9.9  JURISDICTION AND PROCESS. In any action relating to this Agreement,
          (a) each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania, (b) each of the parties irrevocably waives the right to trial by jury, (c) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which the party is to receive notice in accordance with Section 9.1, and (d) the prevailing party shall be entitled to recover its reasonable attorney's fees (including, if applicable, charges for in-house counsel), court costs and other legal expenses from the other party.

     9.10 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA EXCLUDING CHOICE OF LAW.

                                SCHEDULE C1 CONT
                         TO REMOTE PROCESSING AGREEMENT
                            DATED SEPTEMBER 13, 1996

--------------------------------------------------------------------------------

                                  SERVICE FEES

--------------------------------------------------------------------------------

2.   The above charges include the following:

     a.   All reports and functionality as outlined in the Users Manual except:

          1.   Retail Portfolio System
          2.   Safekeeping System
          3.   Investment Portfolio

3.   The Retail Portfolio Appraisal System fees are as follows:

     a.   $*** per account per month
     b.   $5,000.00 monthly minimum

4.   Items not included in trade/cancel charge:

     Programming or Custom Reports                       Quote
     ENFORMS                                             Quote
     Additional sets of User Manuals                     $150.00 per copy
     Labels/3x5 cards
              0 - 2,000 min. $100.00                     $.15 per item
     2,001 -- 10,000 min. $300.00                        $.06 per item
     10,001-+                                            $.04 per item
                                                         $*** per month
     Muni Bond Pricing                                   $*** per CUSIP
     Communication Boards, lines,                        Cost
     Modems, etc.
     Equipment                                           Quote
     Tapes                                               Cost
     Microfiche        - original frame                  $2.00
                       - per copy                        $.10
     IRS Year-End Processing                             Cost + 10 %

----------
*** Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

                                   SCHEDULE A
                         TO REMOTE PROCESSING AGREEMENT
                                DATED 7-10, 1995

--------------------------------------------------------------------------------
                        SOFTWARE AND RELATED INFORMATION
--------------------------------------------------------------------------------

SOFTWARE:                  PHASE3 System

DOCUMENTATION:             PHASE3 Reference Manuals
                           PHASE3 Report Manuals

SPECIFIED
CONFIGURATION:             Not applicable

ADDRESS FOR INVOICES:      717 North Harwood, Suite 680, Dallas, TX 75201

ADDRESS FOR NOTICES:       717 North Harwood, Suite 680. Dallas, TX 75201

                                   SCHEDULE C1
                      TO REMOTE PROCESSING AGREEMENT DATED
                                  SERVICE FEES

1. For purposes of this Agreement, the cost per trade will be as noted below. Activity resulting in trade charges as defined on Schedule C2. The minimum monthly charge will be as noted below:

     A.    SOES Trades and Cancels                 B.    All Other Trades and Cancels

     Number of Trades             Cost             Number of Trades             Cost
        Per Month               Per Trade             Per Month               Per Trade
       ----------               ---------            ----------               ---------
                  ***           $***                            ***           $***
                  ***           $***
                  ***           $***

Monthly Minimum:         First six (6) months of processing live trades:       $ 7,000
                         Month seven (7) through month twenty-four (24)
                         of processing live trades:                            $10,000
                         Month twenty-five (25) through the term of
                         this Agreement:                                       $20,000

For processing of incoming correspondent accounts which are not converting from another firm using the PHASE3 System, SunGard will waive the trade charges for the first three months.

2.   The above charges include the following:

     a.   All reports and functionality as outlined in the Users Manual except:

          1.   Retail Portfolio System
          2.   Safekeeping System
          3.   Investment Portfolio

3.   The Retail Portfolio Appraisal System fees are as follows:

     a.   $*** per account per month
     b.   $5,000.00 monthly minimum

4.   Items not included in trade/cancel charge:

     Programming or Custom Reports                       Quote
     ENFORMS                                             Quote
     Additional sets of User Manuals                     $150.00 per copy

----------
*** Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

     Labels/3x5 cards
              0 - 2,000 min. $100.00                     $.15 per item
     2,001 -- 10,000 min. $300.00                        $.06 per item
     10,001-+                                            $.04 per item
     Muni Bond Pricing                                   $*** per month
                                                         $*** per CUSIP
     Communication Boards, lines,                        Cost
     Modems, etc.
     Equipment                                           Quote
     Tapes                                               Cost
     Microfiche        - original frame                  $2.00
                       - per copy                        $.10
     IRS Year-End Processing                             Cost + 10%

----------
*** Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

                                   SCHEDULE C2
                         TO REMOTE PROCESSING AGREEMENT
                                DATED 7-10, 1995

--------------------------------------------------------------------------------
                                TRADE DEFINITION
--------------------------------------------------------------------------------

Trade Counts for PHASE3 Pricing

Principal
         Customer Sell; Inventory Buy                                                  1 Trade
         Customer Buy; Inventory Sell                                                  1 Trade
         Inventory Buy; Inventory Sell                                                 1 Trade

Agency
         Client Buys; Broker Sells or Multiple Broker Sells                            1 Trade
         Client Sells; Broker Buys or Multiple Broker Buys                             1 Trade

Cancel/Corrections
         Originally billed for the first trade                                         1 Trade
         Cancel                                                                        1 Trade
         Rebill                                                                        1 Trade
                                                                                       -------
                                                                                Total  3 Trades

When Issued
         Originally billed for the first trade                                         1 Trade
         Cancel When Issued                                                            1 Trade
         Regular Way Trade                                                             1 Trade
                                                                                       -------
                                                                                Total  3 Trades

Repo
         Opening trade regardless of number of pieces of collateral                    1 Trade
         Closing trade regardless of number of pieces of collateral                    1 Trade
         Each collateral substitution                                                  1 Trade

Reverse Repo
         Same as Repo

TBA's
         Originally billed for TBA                                                     1 Trade
         Cancel TBA                                                                    1 Trade
         Each pool within a lot of an allocation                                       1 Trade

                                   SCHEDULE C3
                         TO REMOTE PROCESSING AGREEMENT
                                DATED 7-10, 1995

--------------------------------------------------------------------------------
              SUNGARD BROKERAGE SYSTEMS STANDARD PROFESSIONAL FEES
--------------------------------------------------------------------------------

                                         Daily                 Hourly

Vice President or above                 $2,000                   $250

Director                                $1,440                   $180

Product Manager/                        $  960                   $120
Project Manager

Business Analyst                        $  800                   $100
Sr. Technical Consultant

Programmer                              $  800                   $100

                                   SCHEDULE C4
                         TO REMOTE PROCESSING AGREEMENT
                                  DATED 7-10-95

--------------------------------------------------------------------------------
                               CONVERSION PROCESS
--------------------------------------------------------------------------------

A.   IMPLEMENTATION PLANNING

     The implementation planning sessions are held early in the conversion process, at the client site. Planning sessions include Customer's management and the SunGard conversion team. Objectives of these meetings are:

          o    Define project organization
          o    Define status reporting mechanism
          o    Define issues resolution mechanism
          o    Define enhancement management mechanism
          o    Define file conversions
          o    Determine conversion dates
          o    Determine dependencies
          o    Develop conversion plan, complete with:
                    -    key activities and target dates
                    -    responsibilities of all participants
                    -    training schedule
                    -    testing methodologies
                    -    network design

B.   REVIEW OF OPERATIONAL PROCEDURES AND FUNCTIONS

     The review of operational procedures and functions is conducted by the SunGard conversion team. This review process is performed prior to finalizing the detailed training schedule. Process includes:

          o    Complete review of each area of client operations:
                    -    existing procedures
                    -    existing forms
                    -    existing reports
          o    Meet with supervisors and key personnel
          o    Review of work-flows
          o    Report mapping
          o Identification and documentation of impact on operations procedures/ organizational structure
          o    Identification of interfaces

                         TO REMOTE PROCESSING AGREEMENT
                                DATED 7-10, 1995

--------------------------------------------------------------------------------
                               CONVERSION PROCESS
--------------------------------------------------------------------------------

C.   CREATION OF PHASE3 ENVIRONMENT

     Telecommunications and additional hardware requirements are determined jointly between Customer's technical representative and the SunGard's communications manager. The ordering, installation and testing of telecommunications is the responsibility of SunGard. The ordering and installation of any additional terminals and printers is the responsibility of Customer. SunGard and Customer will jointly test any new terminals and printers.

     SunGard is responsible for the setup and configuration for the testing and training firm.

          o    Hardware and telecommunications requirements defined
          o    Equipment and lines ordered, installed and tested
          o    Training firm setup and configured
          o    Installation and testing of required software modifications

D.   FILE CONVERSIONS

     SunGard will develop conversion programs to convert Customer's data files. Testing and approval of conversion programs is a joint responsibility between Customer and SunGard.

          o    Determination of files to be converted
          o    Conversion strategy
          o    Specifications for converting each file determined
          o    Develop conversion programs
          o    Written procedures for testing developed
          o    Schedule test conversions and verification

E.   STATEMENTS & FORMS

     Customer is responsible for choosing a statement vendor for printing monthly customer statements. SunGard will support Customer and the vendor in the development and testing of statements. Customer and SunGard will evaluate all forms and determine if existing forms must be modified for utilization with the PHASE3 System.

          o    Customer statements
          o    Confirmations
          o    Transfer fanfolds
          o    New account forms
          o    Buy/Sell tickets
          o    Checks, N&A Cards, labels, etc.

                         TO REMOTE PROCESSING AGREEMENT
                                DATED 7-10, 1995

--------------------------------------------------------------------------------
                               CONVERSION PROCESS
--------------------------------------------------------------------------------

F.   TRAINING

     SunGard and Customer will jointly develop a comprehensive training schedule. SunGard will be responsible for training Customer staff on the PHASE3 application. Customer will be responsible for ensuring staff is available for participation in scheduled classes.

          o    Application training for testing of new software modifications
          o    Application training for users
          o    Procedural training

G.   INTERFACES

     SunGard and Customer are jointly responsible for testing of all external and internal interfaces. SunGard will be responsible for installation and execution of interfaces. Customer is responsible for notification to all external vendors and service organizations of conversion dates.

          o    Interface requirements defined
                    -    external
                    -    internal
          o    Program/unit testing
          o    Extensive testing with external sources
          o    Documentation of procedures
          o    Notification of conversion

H.   USER ACCEPTANCE TESTING

     Customer and SunGard are jointly responsible for development and execution of test plans for user acceptance testing.

          o    Development of test strategy and plan
          o    Identification of test cases
          o    Development of test data
          o    Systems integration tests
          o    Regression tests
          o    Verification of test results

I.   PROGRESS MEETINGS

     Progress meetings will be scheduled frequently to provide for status updates and issue discussion/resolution.

                                   SCHEDULE C5
                         TO REMOTE PROCESSING AGREEMENT
                                DATED 7-10, 1995

--------------------------------------------------------------------------------
                   IMPLEMENTATION TRAINING & INSTRUCTION FEES
--------------------------------------------------------------------------------

I. Conversion will be performed at no charge. The Company will be responsible for all reasonable and pre-approved travel and lodging.

II.  Conversion programming that would be done at no charge:

          -    custom confirmation program
          -    custom commission program
          -    custom downloads

III. Conversions for fully disclosed correspondent customers of the company's.

     a. The fee to convert correspondent accounts that do not require an on-site visit will be $1,500.00 per account. SunGard will convert accounts that meet or exceed the following:

          1)   Name & Address file over 500

          2)   Over 250 customer accounts with money balances

          Whenever possible, the Company will utilize ACATS to transfer positions.

     b. The Company will be responsible for charges associated with custom programming requests or on-site consulting as stated in Exhibit C.

     c. The Company will be responsible for all reasonable and pre-approved travel and lodging.

                  AMENDMENT TO THE REMOTE PROCESSING AGREEMENT

                                     BETWEEN

                         SUNGARD FINANCIAL SYSTEMS, INC

                                       AND

                         PENSON FINANCIAL SERVICES, INC

This is an Amendment dated September 13, 1996, ("Amendment") to the Data Services Agreement between SunGard Financial Systems, Inc. ("SunGard"), 504 Totten Pond Road, Waltham, Massachusetts, and Penson Financial Services, Inc. ("Customer"), 8080 N. Expressway, Suite 1010, Dallas, Texas, a North Carolina Corporation, dated as of July 10, 1995 ("Agreement")

The parties to the Agreement intending to be legally bound agree as follows:

Schedule C1 entitle "SERVICE FEES", as referenced in Section 5 of the Agreement, is herby replaced with the attached, revised Schedule C1 which is incorporated by reference herein and made a part hereof. This revised Schedule C1 will take effect as of September 1, 1996.

Except as otherwise amended herein, the Agreement remains in full force and effect.

SUNGARD FINANCIAL SYSTEMS, INC.             PENSON FINANCIAL SERVICES, INC.

BY: /s/ David Taylor                        BY: /s/ Daniel Son
    --------------------------------            --------------------------------

TITLE: President                            TITLE: President
       -----------------------------               -----------------------------

DATE:  September 13, 1996                   DATE:  September 13, 1996
       -----------------------------               -----------------------------

                                   SCHEDULE C1
                         TO REMOTE PROCESSING AGREEMENT
                            DATED SEPTEMBER 13, 1996

--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

1. For purposes of this Agreement, the cost per trade will be as noted below. Activity resulting in trade charges are defined on Schedule C2. The minimum monthly charge will be as noted below:


A.   SOES TRADES AND CANCELS                 B.   ALL OTHER TRADES AND CANCELS

     If less than 150,000 trades
     per month are processed,
     customer will be billed
     as noted below:

     Number of Trades          Cost        Number of Trades            Cost
        Per Month            Per Trade        Per Month              Per Trade
                  ***        $***                       ***          $***
                  ***        $***
                  ***        $***
                  ***        $***

     If 150,000 or more trades per
     month  are processed, customer
     will be billed as noted below:

     Number of Trades             Cost
        Per Month               Per Trade
                 ***            $***
                 ***            $***
                 ***            $***
                 ***            $***
                 ***            $***

     Monthly Minimum:     First six (6) months of processing live trades:     $7,000
                          Month seven (7) through month twenty-four (24)
                          of processing live trades:                          $10,000
                          Month twenty-five (25) through the term of this
                          Agreement:                                          $20,000

For processing of incoming correspondent accounts which are not converting from another firm using the PHASE3 System, SunGard will waive the trade charges for the first three months.

----------
*** Certain information on this page has been omitted and filed separately with the Commission pursuant to a request for Confidential Treatment.

                              SCHEDULE C1-- PAGE 1
--------------------------------------------------------------------------------

                                SCHEDULE C1 CONT.
                         TO REMOTE PROCESSING AGREEMENT
                            DATED SEPTEMBER 13, 1996

--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

2.   The above charges include the following:

     a.   All reports and functionality as outlined in the Users Manual except:

          1.   Retail Portfolio System
          2.   Safekeeping System
          3.   Investment Portfolio

3.   The Retail Portfolio Appraisal System fees are as follows:

     a.   $*** per account per month
     b.   $5,000.00 monthly minimum

4.   Items not included in trade/cancel charge:

        Programming or Custom Reports                            Quote
        ENFORMS                                                  Quote
        Additional sets of User Manuals                          $150.00 per copy
        Labels/3x5 cards
                   0 --   2,000 min. $100.00                     $.15 per item
               2,000 --   10,000 min. $300.00                    $.06 per item
              10,001 --   +                                      $.04 per item
        Muni Bond Pricing                                        $*** per month
                                                                 $*** per CUSIP
        Communication Boards, lines, Modems, etc.                Cost
        Equipment                                                Quote
        Tapes                                                    Cost
        Microfiche        -- original frame                      $2.00
                          -- per copy                            $.10
        IRS Year-End Processing                                  Cost + 10%

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                              SCHEDULE C1-- PAGE 2
--------------------------------------------------------------------------------

                  AMENDMENT TO THE REMOTE PROCESSING AGREEMENT
                                     BETWEEN
                         SUNGARD FINANCIAL SYSTEMS INC.
                                       AND
                         PENSON FINANCIAL SERVICES, INC.


This Amendment ("Amendment") to the Remote Processing Agreement between SunGard Financial Systems Inc. ("SunGard") and Penson Financial Services, Inc. ("Penson"), is effective as of August 1, 2002.

                                   BACKGROUND

Penson and SunGard are parties to that certain Remote Processing Agreement dated July 10, 1995, as amended (hereinafter collectively referred as the "Original Agreement"). Penson and SunGard desire to extend the term of the Original Agreement and modify certain terms and conditions of the Original Agreement in accordance with the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties agree as follows:

1. Extension of Original Agreement. The Initial Term of the Original Agreement is hereby extended to May 31 2008 ("New Extension End Date"). Thereafter this Agreement will automatically renew for one (1) year renewal terms, provided that either party may give the other at least 90 days written notice of its desire not to enter into an additional renewal term.

2. Professional Services.

         2.1 During the Initial Term, SunGard will provide to Customer a virtual resources team ("Virtual Resource Team") consisting of one team leader (product manager or project manager), one programmer and one business analyst, to assist Customer in creating new software enhancements to and otherwise utilizing the System. For software development and enhancement projects (each, a "Project"), the initial requirements definition, analysis, and design work (collectively, the "Initial Phase") will be performed at the time and materials rate set forth in Schedule C1. Upon completion of the Initial Phase of any Project, SunGard will provide Customer with a fixed bid to complete the remainder of such Project. If Customer determines not to proceed further with the Project upon receipt of the fixed bid, Customer shall be responsible to pay for the Initial Phase of such Project only. If Customer determines to proceed with the Project, Customer shall be responsible to pay for the Initial Phase and the fixed bid submitted by SunGard. All other professional services matters performed by the Virtual Resource Team shall be performed on a time and materials basis at the time and materials rates set forth on Schedule C1.

         2.2 Customer shall appoint a Project Liaison responsible for providing access to the appropriate resources at Customer for project definition, specifications, implementation planning and coordination between SunGard and Customer.

3. Fees.

         3.1 Schedule C-1 of the Agreement is deleted in its entirety and is replaced with Schedule C-1 attached hereto.

         3.2 Notwithstanding any other provision herein, SunGard reserves the right to pass through to Penson, and Penson agrees to pay SunGard for (i) all products, services and software that Penson has agreed in writing are to be provided through the System and that are provided by third parties (including by SunGard affiliates) at an additional cost and (ii) telecommunications charges that Penson has agreed in writing are to be provided by SunGard or its affiliates at an additional cost (provided Penson is appropriately credited for telecommunications charges that have been improperly passed through). All third party supplier increases in cost affecting the System Services shall be paid by Penson; provided that for any particular third party supplier, any such change shall be passed through to Penson not more than once per year. SunGard will provide Penson with thirty (30) days prior written notice of any such increases.

4. Early Termination Fee. Section 8.2 (b) of the Original Agreement is hereby deleted and replaced in its entirety with the following:

         8.2(b) Customer acknowledges that SunGard has made significant concessions on its per trade fees and minimum trading fees, that the parties' reasonable expectations of SunGard's profits under this Agreement are greater than can be accounted for by the new minimum trading fees, and that it would be extremely difficult to measure in advance what SunGard's actual profits under this Agreement will be. Therefore, the parties have expressly agreed that under certain circumstances Customer will pay SunGard a defined termination fee as a reasonable estimate of SunGard's profits under this Agreement and as liquidated damages and not as a penalty. Accordingly, if there is any termination of this Agreement before the New Extension End Date (for any reason other than a material, uncured (which cure shall have been effected as required in the Agreement) default (which default shall include any material breach of any material provision of the Agreement) by SunGard), or if Customer ceases to use the System as its complete and official books and records (for U.S. accounts) prior to the New Extension End Date, Customer will pay to SunGard the Calculation Amount (as defined below) multiplied by the number of months (with a one time adjustment for the number of days in any incomplete monthly period) between the effective date of termination (or cessation of use of the System as the complete and official books and records, if sooner) and the New Extension End Date. As used in this Section, the "Calculation Amount" shall mean *** Dollars ($***) with respect to


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                                       2
                  each month beginning on the effective date of this Amendment and continuing until April 30, 2004 and thereafter shall mean ***Dollars ($***) with respect to each month beginning as of May 1, 2004 and thereafter.

5. (a) Beginning on the date of this Amendment through the New Extension Date if a SunGard Competing B/D (as defined below) enters into agreements with and clears the trades of at least two different, unaffiliated Identified Penson Correspondents (as defined below), when immediately prior to such agreement with and clearing by the SunGard Competing B/D the trades of such Penson Correspondent to be cleared by the SunGard Competing B/D had been cleared by Customer then Customer may, within thirty (30) days of the execution of such agreements, terminate this Agreement by providing at least one hundred and twenty (120) days prior written notice to SunGard of its intention to so terminate.

         (b) "SunGard Competing B/D" shall mean a broker dealer firm acquired by SunGard or an affiliate of SunGard (and only for so long as that the SunGard Competing B/D remains an affiliate of SunGard) that provides trade clearing services to third parties.

         (c) "Penson Correspondent" shall mean a correspondent broker of Customer whose trades Customer clears under this Agreement but, with respect to a correspondent broker that clears a portion of its trades through one or more different clearing firm (other than Customer), only that portion of the correspondent broker whose trades are cleared through Customer. "Penson Correspondent" shall also include correspondent brokers of affiliates of Customer irrespective of whether such affiliates of Customer have a relationship with SunGard. "Identified Penson Correspondent" shall mean a Penson Correspondent, with respect to whom, the SunGard Competing B/D has NOT, in good faith, relied on a written statement from the Penson Correspondent to the effect that Penson is not its clearing broker for the trades to be cleared by such SunGard Competing B/D.

6. SunGard agrees that if there is a SunGard Competing B/D, then it will instruct and cause such SunGard Competing B/D not to have a general pattern and practice of soliciting Penson Correspondents intentionally, directly and selectively.

7. Miscellaneous. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Original Agreement. Except as expressly amended hereby, the provisions of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


SUNGARD FINANCIAL SYSTEMS, INC.                  PENSON FINANCIAL SERVICES, INC.

By: /s/ Gerald Murphy                            By: /s/ Daniel P. Son
    ---------------------------                      ---------------------------
Print Name:    Gerald Murphy                     Print Name:  Daniel P. Son
               ----------------                               ------------------
Print Title:   President                         Print Title: President
               ----------------                               ------------------


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                                       3

                                   SCHEDULE C1
                         TO REMOTE PROCESSING AGREEMENT
                     ORIGINAL AGREEMENT DATE -JULY 10, 1995
                       AMENDMENT DATE AS OF AUGUST 1, 2002


--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

1. For purposes of this Agreement, the cost per trade will be as noted below.

         The combined trade volumes across all USD firms will be used to determine the monthly trades.

         All USD Trades and Cancels for Non-ECN Correspondents:

  DAILY TRADES                COST PER TRADE
----------------              --------------
***                              $***
*** & Greater                    $***


         All USD Trades and Cancels for ECN Correspondents:

----------------              --------------
All                              $***


         The combined trade volumes across all Non-USD trades will be used to determine monthly trades.

         All Non-USD Trades and Cancels:

  DAILY TRADES                COST PER TRADE
----------------              --------------
All                              $***


         Monthly Minimum for Trade Processing is $***.

         The above charges include the following:

         All reports and functionality outlined in the users manual except

         (1) as described below in this Schedule C1,

         (2) for third party products and services as described in this Amendment or this Agreement or


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                                       4

         (3) other items that are not provided to SunGard Phase3 customer base generally without an additional charge

2. Professional Services Rates for Virtual Resource Team:

                                                  TIME & MATERIALS RATES
Product Manager/Project Manager                      $80.00 per hour

Business Analyst                                     $80.00 per hour

Programmer                                           $80.00 per hour


         Minimum Monthly Fees for Virtual Resource Team is $***

3. Equipment and additional items not included in above charges (upon use or request by Customer)

Programming and developments                                     Quote
ENFORMS                                                          Quote
Additional sets User Manuals                                     $150 per manual
Labels/3x5 cards
      0 - 2,000 min.  $100.00                                    $.15 per item
      2,001 - 10,000 min.  $300.00                               $.06 per item
      10,001-+                                                   $.04 per item
Muni Bond Pricing                                                $*** per month
                                                                 $*** per CUSIP
Communications Boards, lines, Modems, etc.                       Quote
Equipment                                                        Quote
Tapes                                                            Quote
IRS Year End Processing                                          Cost + 10%


4.       Data Replication  $*** per month

         New files added   Quote

5.       StreamBridge (Swift)      $*** per month (as per the existing amendment
                                   dealing with StreamBridge)
                                   Per message pricing:
                                   Up to *** $***
                                   *** $***
                                   *** - & over ***


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                                       5

        New Stream Interfaces   Quote

6.      Test Firm               $*** per month (upon request or use by Customer)


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                                       6

EXHIBIT B

                                  FTID PRICING


GREY Shading Indicates service available, but not provides to SunGard
No Shading indicates service provided to Sungard
January 1, 2002
Domestic Data -- Usage Periods
                                                 DAILY                         WEEKLY                    MONTHLY
                                         ---------------------            ----------------          -------------------
                       EQUITY PRICES     Select        Maximum            Select   Maximum          Select      Maximum
-----------------------------------------------------------------------------------------------------------------------
Listed NA Equities & Mutual Funds        $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
NOB                                      $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
UTS                                      $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
Unlisted ADRs                            $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
Equity Descriptive
-----------------------------------------------------------------------------------------------------------------------
Descriptive Data                         $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
Equity Announcements
-----------------------------------------------------------------------------------------------------------------------
NA Dividends                             $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                             Options
-----------------------------------------------------------------------------------------------------------------------
               U.S. Canadian Options     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                 OPTIONS DESCRIPTIVE
-----------------------------------------------------------------------------------------------------------------------
                    Descriptive Data      --              $***             --         $***            --           $***
-----------------------------------------------------------------------------------------------------------------------
          CORPORATE GOVERNMENT BONDS
-----------------------------------------------------------------------------------------------------------------------
                U.S. Corporate Bonds     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                      Canadian Bonds     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
            US Treasuries & Agencies     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   Long Term Certificates of Deposit     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
     CORP/GOVT BOND DESCRIPTIVE DATA
-----------------------------------------------------------------------------------------------------------------------
Standard Information (formerly basic)   $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                  Terms & Conditions     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                          CMO PRICES
-----------------------------------------------------------------------------------------------------------------------
                           First 100     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                Next 150 (Total 250)     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                Next 250 (Total 500)     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                          Additional     $***                             ***                        ***
-----------------------------------------------------------------------------------------------------------------------
                     CMO DESCRIPTIVE
-----------------------------------------------------------------------------------------------------------------------
                    Descriptive Data     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                          FFIEC Data      --               --              --          --           $***           $***
-----------------------------------------------------------------------------------------------------------------------
                         CMO FACTORS
-----------------------------------------------------------------------------------------------------------------------
                             Factors     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                          MBS PRICES
-----------------------------------------------------------------------------------------------------------------------
                       All MBS Bonds     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                     MBS DESCRIPTIVE
-----------------------------------------------------------------------------------------------------------------------
                    Descriptive Data     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
                         MBS FACTORS
-----------------------------------------------------------------------------------------------------------------------
                             Factors     $***             $***            $***        $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS PRICES
-----------------------------------------------------------------------------------------------------------------------
Range:         Lower     Upper
               ***       ***             $***             $***            $***        $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***             $***             $***            $***        $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***             $***             $***            $***        $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***             $***             $***            $***        $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***             $***             $***            $***        $***          $***           $***
                                         ------------------------------------------------------------------------------


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                                       7

               ***       ***             $***             $***            $***         ***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***             $***             $***            $***        $***          $***           $***
                                         ------------------------------------------------------------------------------
         Each Additional                 $***                             $***                      $***
-----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL BOND DESCRIPTIVE
-----------------------------------------------------------------------------------------------------------------------
        STANDARD INFORMATION
            (FORMERLY BASIC)
-----------------------------------------------------------------------------------------------------------------------
               Lower     Upper
                                         ------------------------------------------------------------------------------
               ***       ***              $***            $***             $***       $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***              $***            $***             $***       $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***              $***            $***             $***       $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***              $***            $***             $***       $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
           TERMS & CONDITIONS
-----------------------------------------------------------------------------------------------------------------------
               Lower     Upper
               ***       ***              $***            $***             $***       $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***              $***            $***             $***       $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***              $***            $***             $***       $***          $***           $***
                                         ------------------------------------------------------------------------------
               ***       ***              $***            $***             $***       $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------


                                                    JANUARY 1, 2002
                                          INTERNATIONAL DATA -- USAGE PERIODS
                                                      DAILY                     WEEKLY                   MONTHLY
                                               --------------------       --------------------      ------------------
                              Minimum Fee      Select       Maximum       Select       Maximum      Select     Maximum
----------------------------------------------------------------------------------------------------------------------
Pricing & Corp Actions               $***        $***          $***         $***          $***        $***        $***
----------------------------------------------------------------------------------------------------------------------
Pricing                              $***        $***          $***         $***          $***        $***        $***
----------------------------------------------------------------------------------------------------------------------
Corporation Actions                  $***        $***          $***         $***          $***        $***        $***
----------------------------------------------------------------------------------------------------------------------
DESCRIPTIVE
----------------------------------------------------------------------------------------------------------------------
Equity Descriptive                   $***        $***          $***         $***          $***        $***        $***
----------------------------------------------------------------------------------------------------------------------
Bond Descriptive                     $***        $***          $***         $***          $***        $***        $***
----------------------------------------------------------------------------------------------------------------------

End of Day Evaluations                 --        $***          $***         $***          $***        $***        $***
----------------------------------------------------------------------------------------------------------------------

Spot/Forward Rates                     --        $***          $***         $***          $***        $***        $***
----------------------------------------------------------------------------------------------------------------------


Select Fees are per security/per firm/per year. For example, a client pricing 100 North American equities daily would pay an annual fee of $*** (100*$***). This client would also pay the annual fee for dividends of $*** (100* $***)

Minimum Fees denote the minimum amount invoiced per client. For example, a client requesting pricing and corporate action data for 100 international securities (100 * $*** = $***) would instead be required to pay $*** per year.

Maximum Fees denote the most that each client would pay for access to the respective asset type. For example, a client pricing 4,500 U.S. equities daily would pay no more than $***.


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                                       8